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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): March 11, 2004
                                                           -----------------
                          TouchTunes Music Corporation
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

         33-55254-447                                 87-0485304
         ------------                                 ----------
   (Commission File Number)                (IRS Employer Identification No.)


                              1800 East Sahara Avenue
                                    Suite 107
                             Las Vegas, Nevada 89104
                             -----------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (702) 792-7405
                                 --------------
              (Registrant's Telephone Number, Including Area Code)
                ------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS

On March 11, 2004, TouchTunes Music Corporation (the "Corporation") issued a joint press release with the American Society of Composers, Authors and Publishers ("ASCAP") and on March 22, 2004 issued a joint press release with Broadcast Music, Inc. ("BMI") announcing that the Corporation had entered into agreements with ASCAP and BMI covering the right to perform all music in their respective repertories on some 7500 TouchTunes digital jukeboxes located in bars, restaurants, and other establishments throughout the U.S.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

99.1 The Corporation's press release relating to the agreed entered into with ASCAP.

99.2 The Corporation's press release relating to the agreed entered into with BMI.





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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   TOUCHTUNES MUSIC CORPORATION
                                   By: /s/ Matthew Carson
                                       ----------------------------
                                       Matthew Carson
                                       Vice-President Finance and
                                       Chief Financial Officer


Date:  March 23, 2004



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                                  EXHIBIT INDEX
                                  -------------
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


Exhibit No.                Description
-----------                -----------

99.1 The Corporation's press release relating to the agreed entered into with ASCAP.

99.2 The Corporation's press release relating to the agreed entered into with BMI.